SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_____________________

Date of report: August 18, 2005
(Date of earliest event reported)

LIMELIGHT MEDIA GROUP, INC.
(Exact name of Registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

0-09358	88-0441338
(Commission File No.)	(I.R.S. Employer Identification No.)

1300 North Northlake Way
Seattle, Washington 98103
(Address of principal executive offices; zip code)

(206) 633-1852
(Registrant’s telephone number, including area code)

8000 Centerview Parkway
Memphis, Tennessee 38018
(Former Name or Former Address, if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13-4(e) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 - FINANCIAL INFORMATION

Item 2.02	Results of Operations and Financial Condition.

(a)        On August 18, 2005, the registrant issued a press release announcing its preliminary financial results for the three- and six-months ended June 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1.

In connection with the foregoing, the registrant hereby furnishes the following exhibit pursuant to Item 2.02 of Form 8.K:

Exhibit Number	Exhibit Title

99.1	Press release of the registrant dated August 18, 2005 relating to preliminary results of operations for the three- and six-months ended June 30, 2005.

The information included in this Current Report on Form 8-K (including the exhibit hereto, this “Current Report”) is being furnished under Item 2.02, “Results of Operations and Financial Condition.” As such, the information (including the exhibit) herein shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. This Current Report (including the exhibit hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Number	Documents

99.1	Press release of the registrant dated August 18, 2005 relating to preliminary results of operations for the three- and six-months ended June 30, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LIMELIGHT MEDIA GROUP, INC.

Date: August 18, 2005	By:	/s/ David V. Lott
David V. Lott
Chief Executive Officer

EXHBIT INDEX

Number	Documents

99.1	Press release of the registrant dated August 18, 2005 relating to preliminary results of operations for the three- and six-months ended June 30, 2005.